                                   EXHIBIT A

                              IMAGE INVESTORS CO.
                            C/O METROMEDIA COMPANY
                            ONE MEADOWLANDS PLAZA
                       EAST RUTHERFORD, NEW JERSEY 07073

                                   OFFICERS

                         POSITION WITH              PRINCIPAL OCCUPATION
NAME                  IMAGE INVESTORS CO.              OR EMPLOYMENT
----                  -------------------           --------------------

John W. Kluge         President; Director           Chairman and President,
                                                    Metromedia Company
                                                    (Telecommunications,
                                                      Hospitality and Food
                                                      Services and other
                                                      Investments)

Stuart Subotnick      Executive Vice President;     Executive Vice President,
                      Director                      Metromedia Company

Arnold L. Wadler      Senior Vice President,        Senior Vice President,
                      Secretary                     Secretary and General
                                                    Counsel, Metromedia
                                                    Company

Robert A. Maresca     Senior Vice President         Senior Vice President,
                      and Treasurer                 Metromedia Company

Seymour Wigod         Senior Vice President         Senior Vice President,
                                                    Metromedia Company

Mario P. Catuogno     Vice President                Vice President,
                                                    Metromedia Company

David Gassler         Vice President and            Vice President,
                      Controller                    Metromedia Company

Steven J. Joffe       Vice President - Tax          Vice President,
                                                    Metromedia Company

Kenneth Wolk          Vice President                Vice President,
                                                    Metromedia Company

Mitchell J. Stier     Assistant Secretary           Assistant Secretary,
                                                    Metromedia Company


                                   9 of 9